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of the Securities Exchange Act of 1934

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BlackRock ESG Capital Allocation Term Trust

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HEY BLACKROCK

WHY CHANGE IS URGENTLY NEEDED AT 10 BLACKROCK CEFS

PREPARED BY SABA CAPITAL MANAGEMENT

MAY 2024

Table of Contents

<u>Overview</u>: Saba's Campaigns for Change at the 10 BlackRock Closed-End Funds — 3

<u>Case for Change</u>: BlackRock and the Current Board Have Erased Billions in Value and Limited Shareholder Rights — 11

<u>Our Solution</u>: Saba's Independent and Qualified Candidates Have a Shareholder-Friendly Plan to Deliver Superior Returns and Enhanced Governance — 32

<u>Appendix</u> — 44

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 2

HEY
BLACKROCK

Overview

Saba's Campaigns for Change at the 10 BlackRock Closed-End Funds

Why We Are Here

In 2023, Saba nominated trustees at three BlackRock funds. Our nominees were not elected at two funds because these elections were designed to fail due to BlackRock's impossible to achieve voting standard and BlackRock's refusal to provide Saba with shareholder lists to solicit votes.

Saba is back – at 10 BlackRock funds (the "Funds") this time – because BlackRock and its trustees have demonstrated that they are not capable of improving the CEFs' performance and acting in the best interests of all shareholders.

Saba is a proven CEF investor with a track record of holding managers accountable and driving shareholder-friendly initiatives that unlock value for all investors.

Although BlackRock claims to be a leader in governance, the reality is that it actively disenfranchises shareholders of its own funds.

We have nominated trustees who – unlike the current Funds' trustees – will put shareholders first and focus on improving the Funds' governance, returns and trading discount.

Our independent and qualified nominees are the right people to oversee the Funds at this critical juncture.

We have also proposed to terminate BlackRock as the manager of six funds where it has proven incapable of delivering long-term outperformance.

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 4

Saba Is Pursuing a Reasonable Level of Change at Each Fund

We Are Seeking to Replace a Minority of the Board at 7 Funds

- BlackRock California Municipal Income Trust (BFZ)
- BlackRock MuniHoldings NY Quality Fund (MHN)
- BlackRock Capital Allocation Term Trust (BCAT)
- BlackRock MuniYield NY Quality Fund (MYN)
- BlackRock Health Sciences Term Trust (BMEZ)
- BlackRock NY Municipal Income Trust (BNY)
- BlackRock Science and Technology Term Trust (BSTZ)

- Given that these funds' Boards are classified, there is not a mechanism to seek majority change even if it was warranted.
- However, Saba has been thoughtful about which candidates were nominated for which Boards, and we have nominated the number of trustees that is **proportional to the change required at each fund**.

We Are Seeking to Replace a Majority of the Board at 3 Funds

- BlackRock ESG Capital Allocation Term Trust (ECAT)
- BlackRock Innovation and Growth Term Trust (BIGZ)
- BlackRock MuniYield Pennsylvania Quality Fund (MPA)

- **ECAT and BIGZ are special cases where we feel majority Board change is warranted.**
- As a fund focused on ESG principles, ECAT should uphold exemplary governance practices.
- BIGZ has grossly underperformed its benchmark since inception.
- If a majority of the Board is not reconstituted at ECAT and BIGZ, the changes that are necessary will not be accomplished. **Shareholders cannot wait another year.**
- MPA does not have a staggered board, which is why we could nominate a majority slate to effect the change necessary to turn MPA around.

We Are Seeking to Replace the Manager at 6 Funds

- BlackRock California Municipal Income Trust (BFZ)
- BlackRock Health Sciences Term Trust (BMEZ)
- BlackRock Capital Allocation Term Trust (BCAT)
- BlackRock Innovation and Growth Term Trust (BIGZ)
- BlackRock ESG Capital Allocation Term Trust (ECAT)
- BlackRock Science and Technology Term Trust (BSTZ)

- BlackRock is failing as a manager by delivering subpar performance compared to relevant benchmarks and worst-in-class corporate governance.
- Saba has a thoughtful plan for the Funds should this proposal pass (see slide 43).

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 5

Saba Is an Experienced Investor in Closed-End Funds

- **We are the world's largest single investor in CEFs, managing a $5.8 billion portfolio that is invested across more than 200 CEFs.**
  - ✓ Saba's successful track record as a CEF activist has earned it recognition as the *"Activist Hedge Fund Manager of the Year"* by Institutional Investor in both 2023 and 2024.[1]
  - ✓ No firm has ever won an award like this for CEF activism.

- **Saba's CEF investment strategy focuses on:**
  - ✓ Pursuing changes that will return discounted CEFs to their full NAV,
  - ✓ Creating long-term value for shareholders through lower fees and better management, and
  - ✓ Protecting shareholder rights.

II
HEDGE FUND
INDUSTRY AWARDS
2023
Activist
Hedge Fund
Manager of the Year
SABA CAPITAL
MANAGEMENT
Winner

INSTITUTIONAL
INVESTOR
21st Annual
Hedge Fund
Industry Awards
Winner
II
Activist Hedge
Fund Manager
of the Year
Saba Capital
Management

HEY BLACKROCK

Source: Institutional Investor. [1] See disclaimer: The 2023 and 2024 Activist Hedge Fund Manager of the Year awards were open to hedge funds whose strategy relies primarily on activist investments. Saba submitted information related to 2022 and 2023 investment returns, performance track record, risk management, stability of investment team, as well as portfolio management, respectively. Winners for the 2023 and 2024 Institutional Investor Awards were announced on May 11, 2023 and May 1, 2024, respectively. (Disclaimer continues on slide 53).

SABA CAPITAL MANAGEMENT | 6

Saba Has a Track Record of Sound Governance and Value Creation

Our own funds serve as examples of best-in-class corporate governance in the CEF industry. We also have a demonstrated record of advocating for shareholder rights at other funds.

Examples of Saba's Value-Enhancing and Shareholder-Friendly Actions

Saba Capital	**Saba Capital Income & Opportunities Fund** **Saba Capital Income & Opportunities Fund II**	✓ Plurality vote standard, equal voting rights, multiple liquidity events for shareholders. ✓ Non-staggered board at BRW. ✓ In May 2024, SABA board approved share repurchase program and 1-for-2 reverse stock split, and will de-stagger board, subject to shareholder approval.
Eaton Vance Investment Managers	**Eaton Vance Senior Floating-Rate Trust** **Eaton Vance Floating-Rate Income Trust** **Eaton Vance Senior Income Trust**	✓ In May 2021, entered standstill upon implementation of a long-term discount management plan. ✓ Improved average trading discount to NAV from -12% when Saba filed its 13D in 2020 to +1.4% premium today.[1]
Salient	**Salient Midstream & MLP Fund**	✓ In August 2022, reached an agreement to support the fund's reorganization into a lower fee open-end mutual fund. ✓ Secured distribution paid to all shareholders based on a $300,000 payment by the fund's investment advisor.
N | B	**Neuberger Berman High Yield Strategies Fund**	✓ In October 2020, reached an agreement with NHS for the fund to tender 25% of its outstanding shares of common stock at a price per share equal to 96% of its NAV per share. ✓ Prior to the announcement, NHS traded at a -8.1% discount to NAV. As of Q1 2024, NHS traded at a 0.5% premium to NAV.

Source: Fund documents, Bloomberg. Saba, Eaton Vance, Salient and Neuberger Berman: for illustrative purposes only. [1] Data as of 5/10/2024 close. [2] Data as of 10/16/2020 close.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 7

About the BlackRock Funds: BFZ, BCAT, ECAT, BMEZ and BIGZ

BlackRock California Municipal Income Trust (NYSE: BFZ)	BlackRock Capital Allocation Term Trust (NYSE: BCAT)	BlackRock ESG Capital Allocation Term Trust (NYSE: ECAT)	BlackRock Health Sciences Term Trust (NYSE: BMEZ)	BlackRock Innovation and Growth Term Trust (NYSE: BIGZ)
Inception Date: July 31, 2001	Inception Date: September 25, 2020	Inception Date: September 28, 2021	Inception Date: January 29, 2020	Inception Date: March 26, 2021
Asset Class: Fixed income	Asset Class: Multi asset	Asset Class: Multi asset	Asset Class: Equity	Asset Class: Equity
Three-Year Performance vs. Benchmark: -6.6%	Three-Year Performance vs. Benchmark: -23.7%	Performance Since Inception vs. Benchmark: -11.6%	Three-Year Performance vs. Benchmark: -46.1%	Three-Year Performance vs. Benchmark: -44.3%
Discount to NAV: -9.1%	Discount to NAV: -11.0%	Discount to NAV: -11.2%	Discount to NAV: -16.5%	Discount to NAV: -17.6%
2023 Expense Ratio: 1.0%	2023 Expense Ratio: 1.2%	2023 Expense Ratio: 1.2%	2023 Expense Ratio: 1.4%	2023 Expense Ratio: 1.4%
	% of 2023 Distribution Categorized as Return of Capital: 61.3%	% of 2023 Distribution Categorized as Return of Capital: 76.2%	% of 2023 Distribution Categorized as Return of Capital: 100.0%	% of 2023 Distribution Categorized as Return of Capital: 100.0%

Source: Bloomberg, data as of 04/30/2024. Three-year performance vs. benchmark is net of fees and expenses and is calculated from 05/01/2021 through 04/30/2024. ECAT launched fewer than three years ago, on 09/28/2021. See slide 51 for a list of the benchmarks used for each CEF. Expense ratio is from 2023 annual reports. BlackRock Taxable Closed-End Funds Summary of Dividends Paid Calendar Year 2023.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 8

About the BlackRock Funds: MHN, MYN, MPA, BNY and BSTZ

BlackRock MuniHoldings New York Quality Fund (NYSE: MHN)	BlackRock MuniYield New York Quality Fund (NYSE: MYN)	BlackRock MuniYield Pennsylvania Quality Fund (NYSE: MPA)	BlackRock New York Municipal Income Trust (NYSE: BNY)	BlackRock Science and Technology Term Trust (NYSE: BSTZ)
Inception Date: September 19, 1997	Inception Date: March 16, 1992	Inception Date: November 4, 1992	Inception Date: July 26, 2001	Inception Date: June 25, 2019
Asset Class: Fixed income	Asset Class: Fixed income	Asset Class: Fixed income	Asset Class: Fixed income	Asset Class: Equity
Three-Year Performance vs. Benchmark: -15.0%	Three-Year Performance vs. Benchmark: -13.5%	Three-Year Performance vs. Benchmark: -6.7%	Three-year Performance vs. Benchmark: -15.1%	Three-Year Performance vs. Benchmark: -54.4%
Discount to NAV: -13.1%	Discount to NAV: -12.2%	Discount to NAV: -6.7%	Discount to NAV: -11.9%	Discount to NAV: -17.7%
2023 Expense Ratio: 1.0%	2023 Expense Ratio: 0.9%	2023 Expense Ratio: 1.0%	2023 Expense Ratio: 1.0%	2023 Expense Ratio: 2.4%
				% of 2023 Distribution Categorized as Return of Capital: 100.0%

HEY BLACKROCK

Source: Bloomberg, data as of 04/30/2024. Three-year performance vs. benchmark is net of fees and expenses and is calculated from 05/01/2021 through 04/30/2024. See slide 51 for a list of the benchmarks used for each CEF. Expense ratio is from 2023 annual reports. BlackRock Taxable Closed-End Funds Summary of Dividends Paid Calendar Year 2023.

SABA CAPITAL MANAGEMENT | 9

Saba Is Committed to Turning Around the BlackRock Funds

Saba has a long history of investing in CEFs and engaging with BlackRock about its CEFs.

2013

Boaz Weinstein begins investing in CEFs.

2019

Saba urges BlackRock funds to tender shares. Saba also sues BlackRock over its lengthy (47-page) trustee questionnaire and initially wins, compelling BlackRock to take action.

THE WALL STREET JOURNAL.
Saba Can Nominate Slate to BlackRock Fund Boards, Delaware Court Says

2020

A year into its dispute with Saba, BlackRock announces it will merge the CEFs into open-ended vehicles.

2023

Saba wins a lawsuit stating that the BlackRock Funds' trustees robbed certain shareholders of their right to vote all their shares at the 2023 annual meeting by adopting an illegal control share acquisition provision.

Saba nominates trustees at three BlackRock funds.

Saba's nominee at two funds gains ISS support.

Saba's nominees at two funds can't be elected because a quorum was never reached. BlackRock just "held over" its trustees to continue in their roles despite not being re-elected by shareholders.

Risk.net
Boaz versus BlackRock: the fight over closed-end funds

2024

OBSERVER
Saba Capital's Boaz Weinstein Wins Fund Battle Against BlackRock

Saba nominates trustees at 10 BlackRock funds and proposes to terminate the manager at six of the funds.

Saba files a lawsuit against ECAT and its trustees for adopting an illegal "Entrenchment Bylaw" that deprives shareholders of their right to elect trustees annually.

Source: Saba Capital. The Wall Street Journal article (06/28/2019). Risk.net article (06/23/2023). Observer article (12/07/2023).

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 10

HEY BLACKROCK

Case for Change

BlackRock and the Current Board Have Destroyed Billions in Value and Crushed Shareholder Rights

BlackRock says one thing as an investor but does the opposite when managing its own funds.

BlackRock BlackRock

"Directors should be re-elected annually; classification of the board generally limits shareholders' rights to regularly evaluate a board's performance and select directors."	Nine of the 10 BlackRock Funds' Boards are classified, so not all trustees are up for re-election each year.
"In our view, shareholders should be entitled to voting rights in proportion to their economic interests."	The BlackRock trustees we are targeting adopted an illegal control share bylaw that prevented shareholders owning 10% or more from voting all their shares.
Non-executive directors should not serve on more than four total boards. Doing so "may limit their capacity to focus on each board's needs…"	The BlackRock trustees at these Funds are on 68 or more boards.
"Directors should generally be elected by a majority of the shares voted."	At seven of the 10 BlackRock Funds, contested elections are decided by a majority of the shares outstanding.
"Shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws."	The BlackRock Funds do not allow shareholders to amend the Bylaws.

HEY BLACKROCK

Source: BlackRock's 2024 proxy voting guidelines for U.S. securities.

SABA CAPITAL MANAGEMENT | 12

BlackRock and Its Trustees Have Limited Shareholder Rights

- A federal court ruled that several of the Fund's trustees illegally stripped shareholders' votes at last year's annual meeting.[1]
- Each of the 10 Funds' trustees serves on at least 68 other BlackRock fund boards, in addition to their other professional responsibilities – severely limiting the time they have available to focus on each fund.[2]
- At seven of the 10 Funds, if you do not vote in an election, your vote will automatically count for BlackRock.[3]
- At seven of the 10 Funds, nominees who receive the most votes are not automatically elected in a contested election – instead, Blackrock considers it a "failed election" and allows its own Board to decide the results.[4]
- Nine of the 10 Funds put only some trustees up for election each year, despite this being a "problematic governance structure."[5]
- None of the Funds allow shareholders to amend Bylaws, even though this is a widely recognized best practice.[6]

[1] Court ruling. [2] Public records. [3,4,6] Fund bylaws. [5] Institutional Shareholder Services. Permission to quote was neither sought not obtained.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 13

The BlackRock Funds Continue to Disregard Good Governance

Nine of the 10 BlackRock Funds continue to have classified Boards, despite this being a "problematic governance structure."[1]

- The annual election of all trustees – at one time – encourages board accountability to shareholders, which, in turn, boosts a fund's performance.
- This view is shared by leading independent proxy advisors and large institutional investors.
- Companies that care about good governance and the investment community's feedback have taken note in recent years, with ~90% of the S&P 500 and ~73% of the S&P 1,500 now holding annual elections for all their board members.[2]

"A fund will generally vote for proposals to declassify a current board and vote against management or shareholder proposals to create a classified board."

Vanguard

2024 U.S. Portfolio Proxy Voting Policy

"All directors should be accountable to shareholders on an annual basis. Classified boards limit shareholders' ability to regularly evaluate a board's performance."

Office of the New York State Comptroller Thomas P. DiNapoli
NYS COMMON RETIREMENT FUND

2024 Proxy Voting Guidelines

"PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE:

- ***A classified board structure"***

ISS

2024 U.S. Investment Stewardship Guidelines

[1] Institutional Shareholder Services. Permission to quote was neither sought not obtained. [2] Approximately 60% of the companies in the Russell 3,000 elect all their board members annually. See Matteo Tonello et al., Corporate Board Practices in the Russell 3000, S&P 500 and S&P Mid-Cap 400 (Nov. 2022) and Ernst & Young, EY Center for Board Matters: Corporate Governance by the Numbers (March 2022).

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 14

The BlackRock Funds Continue to Disregard Good Governance (cont.)

Each of the Funds' trustees serves on at least 68 other BlackRock boards, in addition to their other professional responsibilities – severely limiting the time they have available to focus on each fund.

- We believe that it is impracticable for appropriate analysis, thought and judgment to be applied by anyone who serves on so many boards.
- Leading independent proxy advisors and large institutional investors agree.

"A fund will also generally vote against any director who serves on more than four public company boards."

Vanguard

2024 U.S. Portfolio Proxy Voting Policy

"We will withhold votes from directors who serve on an excessive number of boards."

CalPERS

2023 Proxy Voting Guidelines

"Directors who serve on too many boards, and especially those who have active executive careers at the same time, might not have the bandwidth necessary for effective board service."

pwc

2022 Annual Corporate Directors Survey

If you cannot name all the boards you serve on, then you're on too many boards.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 15

The BlackRock Funds Continue to Disregard Good Governance (cont.)

Last year, Institutional Shareholder Services – a leading independent proxy advisory firm – criticized three of the Funds' governance policies, yet little has changed.

"In addition, the fund's corporate governance features several abusive practices. In light of these factors, the dissident has made a case for significant change."

ISS
2023 Report on ECAT

"At the same time, all distributions have derived from a return of capital, and operational woes have only been compounded by corporate governance deficiencies."

ISS
2023 Report on BIGZ

"The corporate governance structure at BFZ includes numerous policies and practices that do not align with the best interests of shareholders. […] over the past several years, shareholder support in director elections has remained abnormally low."

ISS
2023 Report on BFZ

"[…]and there is a worst-of-all-worlds vote standard for director elections […] The vote standard for director elections is particularly egregious, as it can function as an entrenchment mechanism."

ISS
2023 Report on ECAT

"BIGZ not only has a classified board, but there is an elevated probability of a failed vote at this meeting due to the majority standard in contested director elections. These and other provisions disenfranchise shareholders and entrench leadership."

ISS
2023 Report on BIGZ

"As a Delaware statutory trust registered as a CEF, BFZ is subject to the control beneficial interest acquisition provisions of the DE Statutory Trust Act, which is among the most restrictive control share acquisition statutes in the nation."

ISS
2023 Report on BFZ

Source: Institutional Shareholder Services. Permission to quote was neither sought not obtained.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 16

BlackRock Cares More About Entrenching Itself From Accountability

The current Boards would rather strip shareholders of their rights than accept criticism.

businesswire
A BERKSHIRE HATHAWAY COMPANY

U.S. District Court for the Southern District of New York Rules That Certain Closed-End Funds, Including Funds Advised by BlackRock, Violated the Investment Company Act of 1940

BlackRock Illegally Stripped Votes at its Closed-End Funds' 2023 Annual Meetings

Saba filed its lawsuit in the Court on June 29, 2023 after the BlackRock trustees disclosed they would strip shareholders' votes, in violation of the Investment Company Act of 1940 (the "ICA"), at their 2023 Annual Meeting. Despite the Funds filing various motions to dismiss the lawsuit, the Court ruled in favor of Saba, finding that the actions of the BlackRock Fund and its trustees violated federal law.

…

The Court found the following funds adopted control share provisions in violation of the ICA: BlackRock Municipal Income Fund (NYSE: MUI), BlackRock ESG Capital Allocation Term Trust (NYSE: ECAT), Adams Diversified Equity Fund (NYSE: ADX), Adams Natural Resources Fund (NYSE: PEO), Tortoise Midstream Energy Fund (NYSE: NTG), Tortoise Energy Independence Fund (NYSE: NDP), Tortoise Pipeline & Energy Fund (NYSE: TTP), Tortoise Energy Infrastructure Corp. (NYSE: TYG), Ecofin Sustainable and Social Impact Term Fund (NYSE: TEAF), Royce Global Value Trust (NYSE: RGT) and FS Credit Opportunities Corp. (NYSE: FSCO). Royce Global Value Trust is managed by Royce Investment Partners, an affiliate of Franklin Templeton.

- x According to a federal court, the BlackRock Funds' trustees robbed ECAT shareholders of their right to vote all their shares at the 2023 annual meeting by adopting an illegal control share acquisition provision.
- x The control share acquisition provision prevented shareholders who own 10% or more of shares from voting those shares.

Source: Saba press release (12/07/2023).

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 17

BlackRock Heavily Restricted Who Saba Could Nominate

BlackRock restricted Saba from nominating any individuals with current CEF experience.

- x ISSUE 1: The Funds' bylaws **essentially prohibit Saba from nominating anyone currently working in the investment management industry** by eliminating people who are affiliated with investment advisers, investment companies or similar.

- x ISSUE 2: There is also a **separate restriction on nominating anyone associated with a 5% shareholder of the BlackRock Funds**, which has the effect (and clearly, the intent) of **eliminating all Saba employees, who,** based on previous recommendations, Institutional Shareholder Services – **a leading independent proxy advisory firm – views as qualified.**

> […] **an individual nominated or seated as a Director shall not be an employee, officer, partner, member, director or 5% or greater shareholder in any investment adviser** (other than the Fund's investment adviser or any investment adviser affiliated with the Fund's investment adviser), collective investment vehicle […] or entity controlling or controlled by any investment adviser (other than the Fund's investment adviser or any investment adviser affiliated with the Fund's investment adviser) or investment company […]

Source: ECAT bylaws, effective 05/12/2021. Emphasis Saba's.

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 18

The Funds Trade at a Disappointing -11.8% Average Discount to NAV

We believe the Funds' persistent trading discounts are a direct result of poor governance and mismanagement under the oversight of the current trustees.

Ticker	Discount to NAV
BSTZ	-17.7%
BIGZ	-17.6%
BMEZ	-16.5%
MHN	-13.1%
MYN	-12.2%
BNY	-11.9%
ECAT	-11.2%
BCAT	-11.0%
BFZ	-9.1%
MPA	-6.7%

As an investment advisor with self-proclaimed "sophistication" and "extensive expertise,"[1] why are the BlackRock Funds trading at a deep discount when other funds are at a premium?

HEY BLACKROCK

Source: Bloomberg, data as of 04/30/2024. [1] BlackRock Funds definitive proxy statements, dated 04/25/2024.

SABA CAPITAL MANAGEMENT | 19

The BlackRock Funds Have Significantly Underperformed

Each of the 10 CEFs have had negative returns over the past three years, demonstrating their Boards' persistent inability to turn around their performance.

Ticker	Three-Year Total Return	Performance vs. Benchmark
BIGZ	-57.1%	-44.3%
BSTZ	-39.3%	-54.4%
BMEZ	-31.1%	-46.1%
BNY	-18.4%	-15.1%
MHN	-18.3%	-15.0%
MYN	-16.8%	-13.5%
MPA	-10.0%	-6.7%
BFZ	-9.9%	-6.6%
BCAT	-8.6%	-23.7%

HEY BLACKROCK

Source: Bloomberg, data as of 04/30/2024. Three-year total return is net of fees and expenses and is calculated from May 1, 2021 through April 30, 2024. See slide 51 for a list of the benchmarks used for each CEF.

SABA CAPITAL MANAGEMENT | 20

The BlackRock Funds Have Significantly Underperformed (cont.)

Eight of the 10 CEFs have underperformed their benchmarks over the past five years or since inception, demonstrating their Boards' persistent inability to turn around their performance.

Ticker	Five-Year Total Return	Performance vs. Benchmark
BNY	-4.0%	-10.5%
MHN	-1.7%	-8.2%
MYN	-0.5%	-7.0%
BFZ	8.0%	1.5%
MPA	8.0%	1.6%

Ticker	Inception-To-Date Total Return	Performance vs. Benchmark
BIGZ	-53.4%	-44.4%
BMEZ	0.1%	-46.1%
ECAT	0.3%	-11.6%
BCAT	0.9%	-43.8%
BSTZ	28.3%	-33.6%

Source: Bloomberg, data as of 04/30/2024. Five-year total return is net of fees and expenses and is calculated from April 30, 2019 through April 30, 2024 BIGZ, BMEZ, ECAT, BCAT and BSTZ each launched less than five years ago. See slide 51 for a list of the benchmarks used for each CEF.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 21

BlackRock Could Easily Unlock Billions of Dollars

If BlackRock provided an opportunity to exit at NAV, shareholders could gain $1.4 billion across these 10 Funds.

Ticker	NAV	Share Price	Trapped Dollars
BCAT	$17.34	$15.78	$167,640,408
BFZ	$12.71	$11.61	$33,070,004
BIGZ	$8.62	$7.18	$323,163,072
BMEZ	$17.50	$14.76	$291,849,182
BNY	$11.74	$10.44	$31,352,243
BSTZ	$20.93	$17.41	$267,768,758
ECAT	$18.12	$16.31	$184,426,511
MHN	$11.80	$10.30	$45,513,668
MPA	$12.83	$11.99	$10,877,689
MYN	$11.44	$10.05	$53,255,362
The cost of bad governance at the Funds is clear.			$1,408,916,898

Source: Bloomberg, data as of 05/02/2024.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 22

The Funds Are Racking Up Expenses

Last year, the BlackRock Funds spent approximately $142 million of shareholders' money on expenses.

Ticker	Net Assets	FY 2023 Expenses	Expense Ratio
BCAT*	$2,048,314,068	$24,376,782	1.19%
BIGZ*	$2,026,469,838	$29,279,222	1.44%
ECAT*	$1,977,848,928	$24,285,241	1.23%
BMEZ*	$1,907,370,932	$26,013,913	1.36%
BSTZ*	$891,338,492	$21,294,133	2.39%
MYN+	$452,979,809	$4,018,679	0.89%
BFZ+	$394,326,959	$4,107,197	1.04%
MHN+	$370,134,236	$3,813,747	1.03%
BNY+	$292,956,614	$2,990,312	1.02%
MPA+	$170,467,020	$1,642,657	0.96%
		Total = $141,821,883	Average: 1.26%

HEY BLACKROCK

Source: 2023 Annual Reports. *Total expenses excluding interest expense. +Total expenses excluding interest expense, fees and amortization of offering costs.

SABA CAPITAL MANAGEMENT | 23

One of the Funds' Biggest Failures Is Their Inability to Provide Reliable Dividends/Income to Investors

BlackRock acknowledges that shareholders want income, but the reality is that the Funds are generating almost zero income – despite the fact that they were marketed as income-producing funds.

"BlackRock has a 36-year history of managing closed-end funds for millions of American retirees who depend on them for income."

BlackRock

Statement to CNBC, 05/14/2024
(Emphasis Saba's)

Percentage of 2023 Distribution Categorized as Return of Capital:[1]
All Three Funds' Distributions Are Increasingly Coming Out of ROC

Year	BSTZ	BMEZ	BIGZ
2021	0.0%	0.0%	100.0%
2022	61.1%	6.2%	100.0%
2023	100.0%	100.0%	100.0%
2024	100.0%	100.0%	100.0%

Note: These funds only have equity exposure.

Because these funds are not producing capital gains, the income they are paying out to investors is just coming from one pocket to the other.

HEY BLACKROCK

[1] BlackRock Taxable Closed-End Funds Summary of Dividends Paid Calendar Year 2021- 2023. 2024 data from April 2024 monthly reports.

SABA CAPITAL MANAGEMENT | 24

One of the Funds' Biggest Failures Is Their Inability to Provide Reliable Dividends/Income to Investors (cont.)

If a fund loses half of an investor's capital, it is simply not going to be able to produce the level of income that the investor was seeking when they invested in the fund.

"BlackRock has a 36-year history of managing closed-end funds for millions of American retirees who depend on them for income."

BlackRock

Statement to CNBC, 05/14/2024
(Emphasis Saba's)

Average Annual Dividend Amount Per Year:[1] All Three Funds Saw a Decrease from 2021 to 2024

Year	BSTZ	BMEZ	BIGZ
2021	$0.24	$0.13	$0.10
2022	$0.19 ↓	$0.15 ↑	$0.08 ↓
2023	$0.15 ↓	$0.13 ↓	$0.06 ↓
2024	$0.10 ↓	$0.09 ↓	$0.04 ↓

Note: These funds only have equity exposure.

[1] Bloomberg's dividend history tables. This includes all dividend types: Income, Long/Short Term Capital Gains and Special Cash. 2024 data from April 2024 monthly reports.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 25

Correcting the Record on BlackRock's False Claims

	BlackRock's Claims	The Facts
Saba's CEFs	*"Your fund is under attack [by Saba]."* *"…Saba's actions are harmful to long-term shareholders of the Trust."* *"Saba's true goal is a quick payout, and more recently, revenue in the form of management fees."*	• If BlackRock put aside its greed and self-interest and offered shareholders in these 10 Funds an exit at NAV as Saba is advocating for, shareholders would immediately make approximately $1.4 billion. • Since 2013, Saba has only become the manager of two funds – one was after the prior manager resigned.

Saba's 2023 Proxy Fights	*"Saba failed to win a single board seat in its three proxy campaigns against BlackRock in 2023."*

	"…Saba did not submit for voting either the shares it held directly or the shares of other shareholders who authorized Saba via proxy to vote on their behalf."
		• Saba did not win board seats in two of its three 2023 proxy campaigns **because a quorum was not reached – despite Saba presenting for quorum all of its shares – so the meetings were not held.**
		    • Under BlackRock's voting standards, any share not voted in a contested election is counted as a vote for BlackRock.
		    • BlackRock just "held over" its trustees to continue in their roles despite not being re-elected by shareholders.

		• Saba attended every meeting and every adjournment in person with all of our shares being counted toward quorum. The meetings for BIGZ and ECAT were never held due to a high quorum threshold that was never reached and which occurred in part due to BlackRock's refusal to provide Saba with shareholder lists to solicit votes.

		• This is a transparent attempt to avoid sharing the vote totals.

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 26

Correcting the Record on BlackRock's False Claims (cont.)

	BlackRock's Claims	The Facts
Saba's Motives	*"In addition to effectively voting itself in as investment adviser, causing those funds to pay a management fee to Saba, Saba has made radical changes to the investment strategies of those funds..."*	• In the two instances where Saba took over the management of CEFs, the board and shareholders voted to approve changes to the funds' portfolios that included investments intended to provide more attractive risk-adjusted returns.
	"This is another attempt from Saba's predictable playbook to over-burden the fund and its board while Saba continues to accumulate shares in order to control votes and force actions that leave long-term shareholders worse off.	• Saba's actions have proven to be helpful, not harmful, over the long-term for shareholders of the CEFs it invests in. Saba has created value and improved governance for shareholders in dozens of other CEF campaigns. • There is no long-term pain for shareholders in narrowing or eliminating discounts to NAV.
Saba's Nominees	*The Saba Hedge Fund Nominees also have little to no experience with closed-end funds in general, nor do they have the extensive experience with investment company governance possessed by the Board Nominees."*	• BlackRock itself has restricted Saba and all shareholders from nominating any individuals with current CEF experience. • Saba has nominated seven highly qualified, independent candidates who fit the criteria BlackRock has required for nominees. • Saba's nominees possess extensive investment experience, a range of highly complementary areas of expertise and a deep understanding of the BlackRock Funds' shareholder base.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 27

We Are Seeking to Replace the BlackRock Funds' Trustees

The incumbent trustees have failed in their fiduciary duties, overseeing poor performance and limiting shareholders' rights.

Robert Fairbairn

Trustee of BFZ, BCAT, ECAT, BMEZ, BIGZ, MHN, MYN, MPA, BNY, BSTZ

BlackRock Executive

Cynthia L. Egan

Trustee of BFZ, BCAT, ECAT, BMEZ, BIGZ, MHN, MYN, MPA, BNY, BSTZ

Stayce D. Harris

Trustee of BFZ, BCAT, ECAT, BMEZ, BIGZ, MHN, MYN, MPA, BNY, BSTZ

R. Glenn Hubbard

Trustee of BFZ, BCAT, ECAT, BMEZ, BIGZ, MHN, MYN, MPA, BNY, BSTZ

Catherine A. Lynch

Trustee of BFZ, BCAT, ECAT, BMEZ, BIGZ, MHN, MYN, MPA, BNY, BSTZ

John M. Perlowski

Trustee of BFZ, BCAT, ECAT, BMEZ, BIGZ, MHN, MYN, MPA, BNY, BSTZ

BlackRock Executive

Lorenzo A. Flores

Trustee of BFZ, BCAT, ECAT, BMEZ, BIGZ, MHN, MYN, MPA, BNY, BSTZ

J. Phillip Holloman

Trustee of BFZ, BCAT, ECAT, BMEZ, BIGZ, MHN, MYN, MPA, BNY, BSTZ

W. Carl Kester

Trustee of BFZ, BCAT, ECAT, BMEZ, BIGZ, MHN, MYN, MPA, BNY, BSTZ

Arthur P. Steinmetz

Trustee of BFZ, BCAT, ECAT, BMEZ, BIGZ, MHN, MYN, MPA, BNY, BSTZ

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 28

The Public Agrees That BlackRock Must Do Better

CM **Clinton M** ···

30 August, 2019

Obviously the investors. If you have the fund managers selecting the directors the board is naturally not going to be independent. It is like the fox watching the hen house. If the investment manager is under-performing (one major reason why funds trade at a discount) are the board really going to have courage to terminate the management contract?I applaud SABA on their strategy in this regard. A persistent and material NAV discount is inexcusable - if the discount has persisted why have management not repurchased shares? Oh wait, that would mean less AUM and therefore less fees.

Bill Ackman @BillAckman ···

.@boazweinstein is doing yeoman's work.

> **boaz weinstein** @boazweinstein · May 4
>
> Of the dozen tweets I sent yesterday, the one below had 10x more views (125k and counting).
>
> Why? Because it lays bare how badly @BlackRock funds have performed in the past 3 years and also how deceitful they have been with the @business ...
> Show more

6:06 PM · May 4, 2024 · **236.5K** Views

TM **Tom M** ···

30 July, 2023

"The truth is this is a hedge-fund manager who is using its sheer size and assets to take control of closed-end funds for its own benefit at the expense of the retail investor," said [BlackRock].

The hypocrisy of this statement from BlackRock would make even a senator or congressman cringe.

(Edited)

KL **Kelly L** ···

29 July, 2023

Blackrock and Larry Fink are, as usual, full of hypocrisy. They want to tell everyone how to vote and how to live but refuse to live up the the obligations that shareholders ask of them, in fact, don't even want us to vote in these elections while they pay themselves 2%+ fees to trade well below NAV. It's a disgrace.

Source: The Wall Street Journal comments section from articles on 08/28/2019 and 07/29/2023. X Post from Bill Ackman. These statements do not constitute an endorsement and do not express an opinion or view on Saba's ability to perform its duties as an investment adviser. The statements above were not made by clients of Saba and Saba did not pay any compensation for these statements. These statements do not constitute an offer or solicitation regarding any investment products or services offered by Saba.

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 29

Proxy Advisory Firms Agree That BlackRock Must Do Better

ISS

"[ECAT] also features a worst-of-all-worlds voting standard for director elections, thereby erecting a formidable entrenchment mechanism."

"Since [BIGZ's IPO in March 2021, its] share price has declined more than 60 percent, erasing billions in market capitalization. TSR has been disappointing by any objective measure, and the discount to NAV is concerning."

"Among the incumbent directors on ballot, Glenn Hubbard is most responsible for BFZ's corporate governance deficiencies, as he has been a director for over 15 years, is the board chair, and is a member of the governance and nominating committee."

GLASS LEWIS

"…the 'worst of both worlds' voting standard that [ECAT] maintains (i.e., plurality in uncontested elections but majority in contested elections) is perhaps one of the worst ways to disenfranchise shareholders' right to elect their representatives on the board."

"…Saba had intended to present a number of advisory shareholder proposals calling on the board to adopt certain governance reforms. Yet, [BFZ's] bylaws do not even allow that, which we consider may further entrench the board."

Source: Institutional Shareholder Services (July 2023) and Glass Lewis (July 2023). Permission to quote was neither sought nor obtained. Emphasis Saba's.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 30

BlackRock's New Discount Management Program Is Too Little, Too Late

This recent announcement only came after Saba's engagement.

- BlackRock's recently announced discount management program is a clear defensive maneuver, in our view.
- BlackRock could have done this at any time.
- To the extent credit should be given for this, credit should go to Saba, who has been advocating for action to reduce the discount.
- According to the announcement, the funds will only buy back 2.5% of shares, which will not move the needle as it is not enough to support the funds' share price.
- The discount management program only applies to five of the 10 funds we are targeting.
- Why did BlackRock decide to proceed with a share repurchase that is likely too small to have any impact? What role did the trustees play in approving this program?

BlackRock

Contact:
1-800-882-0052

Certain BlackRock Closed-End Funds Announce Adoption of Discount Management Program

New York, May 3, 2024 – The BlackRock closed-end funds (the "Funds") listed below announced today the adoption of discount management programs (the "Programs"). Under the terms of the Programs, each of the Funds listed below intends to offer to repurchase a portion of its common shares via tender offer if certain conditions are met during specified time periods, as detailed below.

BlackRock Closed-End Funds Adopting a Discount Management Program

Fund Name	Ticker
BlackRock Capital Allocation Term Trust	BCAT
BlackRock ESG Capital Allocation Term Trust	ECAT
BlackRock Innovation and Growth Term Trust	BIGZ
BlackRock Health Sciences Term Trust	BMEZ
BlackRock Science and Technology Term Trust	BSTZ
BlackRock Enhanced Global Dividend Trust	BOE
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced International Dividend Trust	BGY
BlackRock Enhanced Capital and Income Fund	CII
BlackRock Enhanced Equity Dividend Trust	BDJ
BlackRock Science and Technology Trust	BST
BlackRock Health Sciences Trust	BME
BlackRock Resources & Commodities Strategy Trust	BCX
BlackRock Utilities, Infrastructure, & Power Opportunities Trust	BUI

If a Fund's common shares trade at an average daily discount to net asset value ("NAV") of more than 7.50% during a 3-month measurement period (each, a "Measurement Period"), the Fund intends to offer to repurchase 2.5% of its outstanding common shares at a price equal to 98% of the Fund's NAV, as determined on the trading day after the tender offer expires, as soon as practicable following the Measurement Period end date.

The Programs will be comprised of four Measurement Periods, expiring with the Measurement Period ending March 31, 2025, unless continued by a Fund's Board of Directors/Trustees (each a "Board"). The Measurement Period start and end dates are currently expected to be as indicated below.

HEY BLACKROCK

Source: BlackRock press release dated 05/03/2024.

SABA CAPITAL MANAGEMENT | 31

HEY BLACKROCK

Our Solution

Saba's Independent and Qualified Trustee Candidates Have a Shareholder-Friendly Plan to Deliver Superior Returns and Enhanced Governance

Our Independent and Qualified Trustee: Athanassios Diplas

Athanassios Diplas has significant experience in credit markets, including swaps, derivatives, risk management and trading.

- Former Managing Director at Deutsche Bank, where he also served as Global Head of Systemic Risk Management, Global Head of Counterparty Portfolio Management Group and Chief Risk Officer/Deputy COO – Global Credit Trading for a combined nine years, and at Goldman Sachs, where he was Vice President – Credit Derivatives for six years.

- Previously held multiple advisory roles in financial markets, including Senior Advisor to the Board of Directors of the International Swaps and Derivatives Association, Co-Chair of the ISDA Industry Governance Committee and Credit Steering Committee, Member of the Consultative Working Group of the European Securities and Markets Authority Secondary Markets Standing Committee, Board Member of ICE Clear Credit CCP and Risk Committee Member for two CDS CCPs.

- Co-inventor and patent holder of the credit default swap auction settlement process within ISDA and led the industry effort for the development of Standard Initial Margin Model for uncleared transactions across all asset classes.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 33

Our Independent and Qualified Trustee: Ilya Gurevich

Ilya Gurevich is a retirement planner with more than 25 years of experience in the financial services industry and a deep understanding of the BlackRock Funds' retail shareholders.

- Institutional Shareholder Services Inc. recommended ECAT and BIGZ shareholders vote for Mr. Gurevich in 2023.
- President of G&G Retirement Planning and Principal and Retirement Planner of Northeast Retirement Planning.
- Former Principal, Trader of ETFs and equity derivatives at Dreadnought Trading.
- Former lead market maker for ETFs and equity derivatives for several different companies on the floors of the AMEX and PSE.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 34

Our Independent and Qualified Trustee: Shavar Jeffries

Shavar Jeffries has corporate governance expertise and experience as an executive and director of various businesses across education, policy and law.

- Previously served on the board of directors of Pzena Investment Management, KIPP Foundation, New Classrooms and Duke University.
- CEO of the KIPP Foundation, a nonprofit that trains and develops educators to lead KIPP public schools.
- Previously had a 24-year career in law, including serving as a Partner of Lowenstein Sandler, an investment management-focused law firm, where he represented investment clients in civil and criminal litigation, Associate Professor of Law at Seton Hall Law School Center for Social Justice, Counsel to the Attorney General in the Office of the New Jersey Attorney General, Gibbons Fellow in Public Interest Law, Associate at Wilmer Cutler Pickering Hale and Dorr, and Law Clerk to Judge Nathaniel R. Jones of the United States Court of Appeals for the Sixth Circuit.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 35

Our Independent and Qualified Trustee: David Littlewood

David Littlewood has more than two decades of experience in capital markets, asset management and securities trading, as well as valuable expertise in debt securities (credit product structuring and distribution).

- Co-Founder and former CEO of ASL Capital Markets, a minority owned, self-clearing government securities broker dealer, where he oversaw all aspects of ASL's business, including compliance, finance, risk management, technology, trading and operations.

- Co-Founder of Cairn Capital Limited, an asset management business, from 2005 and 2017.

- Former Global Head of Structured Credit Products at the Royal Bank of Scotland, where he was responsible for overseeing the bank's portfolio of Collateralized Debt Obligations, Asset Backed Securities and Credit Default Swaps and for structuring and distributing structured credit products for the bank's clients, securities restructuring and implementing regulatory capital efficient transactions for the bank.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 36

Our Independent and Qualified Trustee: David Locala

David Locala is a former M&A banker with more than 30 years of experience working in the financial services industry and advising companies in the technology sector.

- Former Managing Director and Global Head of Technology M&A at Citigroup Global Markets, where he led all aspects of the bank's M&A business in the technology sector.

- Former Managing Director and Co-Head of Technology M&A at Deutsche Bank.

- Former Managing Director of Technology M&A at Lazard.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 37

Our Independent and Qualified Trustee: Jennifer Raab

Jennifer Raab is an executive with experience leading various private institutions and nonprofit organizations and corporate governance know-how from her time serving as a director of several nonprofit companies.

- President and CEO of the New York Stem Cell Foundation Research Institute, where she leads the global nonprofit stem cell research organization.

- President Emerita of Hunter College, the largest college in the City University of New York system, where she improved student academic qualifications, retention and graduation rates, expanded philanthropic support and launched a capital expansion plan.

- Former Chairman and Commissioner of the New York City Landmarks Preservation Commission, Director of Public Affairs for the New York City Planning Commission and Special Projects Manager for the South Bronx Development Organization.

- Previously served on the board of directors of Compuware Corporation (NASDAQ: CPWR), where she worked with management to restructure the company and close its acquisition by private equity firm Thoma Bravo for approximately $2.4 billion in 2014.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 38

Our Independent and Qualified Trustee: Alexander Vindman

Alexander Vindman is a former member of the White House's National Security Council with significant experience advising on European affairs and renown for upholding sound governance principles through ethical leadership and accountability.

- Serves in multiple advisory roles on political and military affairs, including Senior Advisor to Vet Voice Foundation, Hauser Leader and Senior Fellow at the Harvard Kennedy School's Center for Public Leadership, Senior Fellow for the Foreign Policy Institute at the Johns Hopkins School of Advanced International Studies, Pritzker Military Fellow at the Lawfare Institute.

- Served in the U.S. Army from 1999 to 2015, received a Purple Heart in 2004 and retired as a Lieutenant Colonel.

- Previously held multiple high-ranking roles in political and military affairs, including Director for European Affairs for the U.S. National Security Council, Attaché at the U.S. Embassy in Moscow, Russia and Political-Military Affairs Officer for Russia for the Chairman of the Joint Chiefs of Staff, where he co-authored the National Military Strategy Russia Annex and was the principal author for the Global Campaign for Russia.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 39

Our Nominees' Plan to Create Long-Term Value for All Investors

Our nominees' #1 priority as trustees would be to put the Fund's long-suffering shareholders first.

Liquidity Event Options

- ✓ Offer a liquidity event for shareholders so they can exit at NAV, if they so wish.
- ✓ This could be either a restructuring of the fund or a tender offer.
- ✓ We note that BlackRock recently supported a 50% tender in another closed-end fund, MUI, in response to an activist.[1]
- ✓ BlackRock also supported the open-ending of the BlackRock Muni New York Intermediate Duration Fund (MNE)[2] and of the BlackRock New York Municipal Bond Trust (BQH).[3]

Post-Liquidity Event

Future Discount Management

Explore various tools to narrow the discount:

- ✓ Investment advisor change.
- ✓ Distribution increases and managed distribution plans.
- ✓ Merger with other CEFs or open-end funds.
- ✓ Investment policy updates.
- ✓ Share repurchases.

Governance Enhancements

Our nominees' objectivity and experience would enable:

- ✓ A more critical view of the Boards' governance failures.
- ✓ A case-by-case evaluation of the advisor for each fund, and true willingness to switch advisors where necessary.
- ✓ Annual negotiations for lower fees and the restructuring fees off net assets instead of managed assets.

[1] See press release dated 05/03/2024. [2] See proxy statement dated 02/21/2020 and press release dated 06/22/2020. [3] See press release dated 10/26/2020.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 40

Our Nominees Have Solutions to Improve the Funds' Governance Issues

We believe that strengthening shareholders' rights at the Funds would increase the value of their investment.

Governance Issue	Solution
Over-Boarding x BlackRock says non-executive directors should not serve on more than 5 boards. **However, the BlackRock trustees at these funds are on 70 or more boards, in addition to their other professional responsibilities.** This limits the amount of time they have available to focus on each fund.	***Over-Boarding*** ✓ *The Funds' Boards should be reconstituted to transition off trustees who serve on 70+ boards of trustees. This will help ensure trustees (with additive experience and new perspectives) can allocate the appropriate amount of time required to govern/oversee a CEF.*
Staggered Terms x BlackRock says directors should be re-elected annually, and that classification dilutes shareholder rights – **yet nine of the 10 CEFs only put some trustees up for election each year.**	***Staggered Terms*** ✓ *All trustees should be re-/elected annually by shareholders to ensure accountability in the boardroom.*
Vote Requirements x BlackRock says directors should be "elected by a majority of the shares voted" – yet at 7 of the 10 Funds, if you do not vote in an election, your vote will automatically count for BlackRock.	***Vote Requirements*** ✓ *One share, one vote. Every share deserves a single vote.*
Special Meetings x The threshold for calling a special meeting is unconventionally high at the BlackRock funds – **the threshold is no less than 51% of the outstanding.**	***Special Meetings*** ✓ *Shareholders should have the right to call a special meeting if a reasonable portion of shareholders is required (a minimum of 15% and no higher than 25%).*
Bylaw Amendments x Certain funds **do not allow shareholders to amend their Bylaws**, even though this is a widely recognized best practice.	***Bylaw Amendments*** ✓ *Shareholders should be provided the opportunity to put forth Bylaw amendments for consideration.*

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 41

We Would Support a Tender Offer for BIGZ, BMEZ, ECAT, BCAT and BSTZ

We believe a tender offer for these four funds makes sense – and is something BlackRock is already considering.

- BlackRock itself is contemplating doing a tender for 100% of the shares and considers these funds viable if only $200 million of value remains.

- We believe it's perfectly fair – given the horrendous performance of these funds – to bring forward these tender offers to allow shareholders who wish to exit, given the performance has been so bad and the distribution characteristics are so different than what investors bargained for.

> The Board may, by a Board Action Vote, cause the Trust to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase the outstanding common shares of the Trust at a price equal to the NAV per common share on the expiration date of the tender offer (an "Eligible Tender Offer"); provided that the Trust must have at least $200 million of aggregate net […]

Source: BlackRock Fund Prospectuses for BIGZ, BCAT, BMEZ, ECAT and BSTZ.

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 42

We Have a Credible Plan for Finding a New Manager

If the termination proposal passes, the Board would run a process to evaluate potential replacement candidates and then ask shareholders to vote on the potential replacement manager.

- As a fiduciary, the current board should have a plan in the event BlackRock is terminated, including securing all service providers.
- If the termination resolution passes:
  - Each fund's bylaws provides that the investment management agreements are terminable upon 60 days notice.
  - We believe there are many institutional managers that can onboard these funds during this period.
- In addition, the 1940 Act provides that a fund can unilaterally appoint a temporary investment adviser (which can be BlackRock) under an interim contract for a period of up to 150 days following the date on which the previous investment management agreement terminated.
- This timeline above (a seven-month buffer from notice of termination) provides more than enough time for the new Board to find a permanent replacement and hold a shareholder vote for approval.
- We have seen this type of transition in the CEF space plenty of times with manager transitions, including transitioning dozens of funds at time.
- In our own experience, we have transitioned two funds onto our platform (including a change of administrator/TA, one of which had complex loans.)

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 43

A Closer Look: The Funds' Quorum Requirements

All of the BlackRock Funds – with the exception of MYN and MHN – have higher quorum requirements than many of their CEF peers.

- Blackrock knowingly misleads shareholders to believe that Saba obstructed ECAT's and BIGZ's 2023 shareholder meetings, causing them to not meet quorum. This is absolutely false.
- **Saba brought and presented every vote it received** on its card, including the shares that it beneficially owned.
    - See affidavit from Saba's proxy solicitor.
- We believe **BlackRock is misleading shareholders** to hide the lack of support their directors received.
- BIGZ, ECAT, BFZ, BMEZ, MPA, BNY and BSTZ have quorum requirements of greater than 50% of the outstanding shares, which is **higher than many of their CEF peers which have quorums of 33% of the outstanding.**
- The lower threshold is common precisely to avoid the issue of failed meetings in the CEF space where large swaths of retails investors don't show up to vote.
    - **In fact, two of the BlackRock funds Saba is running campaigns at this year, MYN and MHN have quorum thresholds of 33%.**
- Because of BIGZ and ECAT's high standards, quorum was never reached. BlackRock continued to adjourn the meetings and eventually canceled the meeting. Despite the meeting being canceled, BlackRock "held over" its trustees and they remained on the Board despite not being re-elected.
- However, BlackRock continues to imply that the lack of quorum and resulting meeting cancellations were Saba's doing. **This is patently false.**

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 45

A Closer Look: BlackRock's Refusal to Hand Over NOBO Lists

Saba's efforts to solicit votes from shareholders – and help achieve a quorum – have been constrained by BlackRock's refusal to provide the non-objecting beneficial owners ("NOBO") lists.

- BlackRock is refusing to provide the names of shareholders who have agreed to be contacted in connection with their investment at the majority of the Funds.

- Saba has repeatedly requested that the respective fund boards provide Saba with the shareholder lists, which the boards can easily do under Article X, Section 10.7 of the Agreement and Declaration of Trust of each of BCAT, ECAT, BMEZ, BIGZ and BSTZ.

- BlackRock's refusal to provide the NOBO lists in 2023 contributed to the lack of quorum at BIGZ and ECAT's meetings.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 46

Other Managers Have Acted in Shareholders' Best Interests

We see a clear contrast between BlackRock's actions and those of other managers and funds.

First Trust Global Portfolios

- ✓ Over the last 12 months, the four funds that comprise the FT Energy Income Partners Enhanced Income ETF (EIPI) delivered a 39% gain to investors.[1]
- ✓ EIPI reduced its discount to NAV to 0.1%.[2]

PIMCO

- ✓ In September 2023, PIMCO announced a thoughtful plan to fully erase the PIMCO Dynamic Income Strategy Fund's (now PDX) large trading discount.
- ✓ PDI reduced its discount to NAV to -11.5% from -28.4% in November 2020.[3]

Source: Fund documents, public materials. [1] Bloomberg, data as of 05/08/2024. [2] Fund website, data as of 05/16/2024. [3] Fund website and Bloomberg, data as of 05/14/2024 and 11/02/2020.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 47

Other Managers Have Acted in Shareholders' Best Interests (cont.)

We see a clear contrast between BlackRock's actions and those of other managers and funds.

Baillie Gifford™

- In March 2024, the Scottish Mortgage Investment Trust unveiled the **largest-ever share repurchase program** (at least £1 billion) to **strategically enhance its liquidity** and **narrow its -15.1% discount to NAV**.[1]

GUGGENHEIM

- In October 2021, Guggenheim Investments **merged** the Guggenheim Enhanced Equity Income Fund and Guggenheim Credit Allocation Fund.
- The merged fund, the Guggenheim Strategic Opportunities Fund, now trades at a **21.5% premium to NAV**.[2]

Goldman Sachs

- In June 2023, Goldman Sachs announced the **liquidation** of the Goldman Sachs MLP and Energy Renaissance Fund (GER).
- In their announcement, Goldman Sachs provided a **thoughtful explanation** of their attempts to **address a persistent discount to NAV** and ultimately **put GER shareholders first**.

Source: Fund documents, public materials. [1] Portfolio Adviser article published on 03/18/2024. [2] Fund website; data as of 05/15/2024.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 48

We Have Experience Eliminating CEFs' Trading Discounts

- Saba tries to find creative solutions for any fund that we're involved in.
- We do not have a "cookie cutter" approach.
- CEN had a −19.4% discount to NAV prior to Saba's engagement. The discount reached as wide as -27.3% during the year of our engagement.
- After we began engaging with CEN, the board began a review of paths to address CEN's discount to NAV. Ultimately, CEN reorganized into an open-end fund – following shareholder approval.
- The move successfully eliminated CEN's discount to NAV.

Center Coast Brookfield MLP & Energy Infrastructure Fund Considering Strategic Options

NEW YORK, NY – Monday, August 1, 2022 – Brookfield Public Securities Group ("PSG"), the investment adviser to Center Coast Brookfield MLP & Energy Infrastructure Fund ("CEN"), in collaboration with the Board of Trustees of CEN, has been and continues to evaluate various strategic options for CEN seeking to advance and maximize shareholder value. This includes, without limitation, fund reorganizations within the Brookfield fund complex, reorganization opportunities with third parties, and strategic portfolio repositioning, including a potential sale of all or a part of CEN's holding in KKR Eagle. The Board expects to be in a position to present an option for shareholder action or otherwise by the end of the first quarter 2023.

Center Coast Brookfield MLP & Energy Infrastructure Fund Announces Planned Reorganization

New York, NY – Thursday, March 30, 2023 – Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) announced today that its Board of Trustees approved a proposal by Brookfield Public Securities Group LLC ("PSG"), the investment adviser of CEN, to reorganize CEN into Center Coast Brookfield Midstream Focus Fund (the "Focus Fund") (the reorganization of CEN into the Focus Fund is the "Reorganization"). The Board of Trustees that oversees the Focus Fund also approved the Reorganization. The Focus Fund is an open-end fund that is a series of Brookfield Investment Funds, which is also managed by PSG using a similar investment strategy.

Source: CEN press release, 8/1/2022. CEN press release, 3/30/2023.

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 49

We Have Consistently Defended CEF Shareholders' Rights

- **June 2020:** The Arizona Superior Court issues a preliminary injunction that prevented Voya Prime Rate Trust (NYSE: PPR) from enforcing a bylaw amendment that substantially raised the voting threshold required to elect board trustees. Link.
- **January 2023:** The U.S. District Court for the Southern District of New York denies the Templeton Global Income Fund's (NYSE: GIM) bid to block the certification of shareholder votes. Link.
- **January 2023:** The Suffolk County Superior Court in Massachusetts sides with Saba, ruling that four Eaton Vance CEFs' use of control share provisions violated the '40 Act. Link.
- **February 2023:** The Templeton Global Income Fund (NYSE: GIM) withdraws litigation to block the certification of shareholder votes. Saba's nominees are seated as trustees of the fund. Link.
- **December 2023:** The U.S. Court of Appeals for the Second Circuit sides with Saba and upholds the lower court's ruling against the Nuveen funds that the Nuveen-advised CEFs violated the '40 Act. Link.
- **December 2023:** The U.S. District Court for the Southern District of New York sides with Saba and rules that certain funds advised by the following parties violated the '40 Act in their use of control share provisions: Adams Funds, BlackRock, Tortoise, Franklin Templeton, and FS Investments. Link.
- **January 2024:** Saba brings complaint against ASA in the U.S. District Court for the Southern District of New York for its use of a poison pill. Link.
- **March 2024:** Saba files lawsuit in the U.S. District Court for the Southern District of New York against the BlackRock ESG Capital Allocation Term Trust (NYSE: ECAT) for the fund's adoption of an entrenchment bylaw. Link.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 50

Information on BlackRock Fund Benchmarks – From 2023 Annual Reports

- BFZ: Bloomberg Municipal Bond Index
- BCAT: MSCI ACWI Index
- ECAT: MSCI ACWI Index
- BMEZ: MSCI ACWI Index
- BIGZ: Russell 2500 Growth Index
- MHN: Bloomberg Municipal Bond Index
- MYN: Bloomberg Municipal Bond Index
- MPA: Bloomberg Municipal Bond Index
- BNY: Bloomberg Municipal Bond Index
- BSTZ: MSCI ACWI Index

HEY BLACKROCK
SABA CAPITAL MANAGEMENT 51

Disclaimer

The materials in this presentation (the "Presentation") are for informational purposes only, are not complete and do not constitute an agreement, offer, a solicitation of an offer, or any advice or recommendation to enter into or conclude any transaction or confirmation thereof (whether on the terms shown herein or otherwise). This Presentation is not an advertisement. The Presentation should not be construed as legal, tax, investment, financial or other advice. The views expressed in the Presentation represent the opinions of Saba and are based on publicly available information with respect to the BlackRock Funds. Saba recognizes that there may be confidential information in the possession of the BlackRock Funds that could lead the BlackRock Funds to disagree with Saba's conclusions. Certain financial information and data used in the Presentation have been derived or obtained from filings made with the SEC or other regulatory authorities and from other third-party reports. Saba has not sought or obtained consent from any third party to use any statements or information indicated herein as having been obtained or derived from statements made or published by third parties, nor has it paid for any such statements. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed in the Presentation. Saba does not endorse third-party estimates or research, which are used in the Presentation solely for illustrative purposes. No representation or warranty, express or implied, is made that data or information, whether derived or obtained from filings made with the SEC or any other regulatory agency from any third party, are accurate. Past performance is not an indication of future results. Neither the Participants nor any of their affiliates shall be responsible or have any liability for any misinformation contained in any statement by any third party or in any SEC or other regulatory filing or third-party report. Unless otherwise indicated, the figures presented in the Presentation may not have been calculated using generally accepted accounting principles ("GAAP") and may not have been audited by independent accountants. Such figures may vary from GAAP in material respects and there can be no assurance that the unrealized values reflected in the Presentation will be realized. There is no assurance or guarantee with respect to the prices at which any securities of the BlackRock Funds will trade, and such securities may not trade at prices that may be implied in the Presentation. The opinions, estimates, projections, pro forma information and potential impact of the opportunities identified by Saba in the Presentation are based on assumptions that Saba believes to be reasonable as of the date hereof or as other cited, but there can be no assurance or guarantee that actual results or the performance of the BlackRock Funds will not differ, and such differences may be material. This presentation does not recommend the purchase or sale of a security. Saba reserves the right to change any of its opinions expressed in the Presentation at any time as it deems appropriate. Saba disclaims any obligation to update the data, information or opinions contained in the Presentation.

HEY BLACKROCK
SABA CAPITAL MANAGEMENT | 52

Disclaimer Regarding Institutional Investor Awards

More information on the awards is available here: https://www.institutionalinvestor.com/article/2d6anafxgowqfj0jskbnk/culture/here-are-the-winners-of-the-21st-annual-hedge-fund-industry-awards and here: https://www.institutionalinvestor.com/article/b8ynqlgnjb6y8q/Here-Are-the-Winners-of-the-20th-Annual-Hedge-Fund-Industry-Awards. Saba did not pay any fees for consideration for these awards. Awards listed above are based on factors including, but not limited to, investment returns and assets under management, as provided by Saba or its investors. Awards may be judged by a panel of industry executives or through a more general voting process. For each award's specific selection criteria, see the corresponding website. Some nominations include an associated awards ceremony for which Saba compensates the award provider to attend the ceremony (e.g. ceremony). These awards do not constitute an endorsement by the award provider and do not express an opinion or view on Saba's ability to perform its duties as an investment adviser. Ratings are in no way indicative of an adviser's future performance, which may vary. The information provided herein does not constitute an offer or solicitation regarding any investment products or services offered by Saba.

HEY BLACKROCK

SABA CAPITAL MANAGEMENT | 53

Affidavit of John Glenn Grau

State of CONNECTICUT	)
	)	ss.:
County of FAIRFIELD	)

John Glenn Grau, being duly sworn, deposes and states:

1.                  I am the founder and Chief Executive Officer of InvestorCom LLC (“InvestorCom”), a proxy solicitation and shareholder engagement firm. This affidavit is based upon my personal knowledge of certain events and events as they have been described to me by my colleague Douglas Jaffe, who is Managing Director of InvestorCom’s Capital Markets Group.

2.                  InvestorCom was engaged on behalf of Saba Capital Master Fund, Ltd. (“Saba”) as a proxy solicitor and advisor in connection with its nomination of certain individuals for election as trustees of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Innovation and Growth Term Trust (“BIGZ”), and BlackRock ESG Capital Allocation Term Trust (“ECAT,” and together with BFZ and BIGZ, the “BlackRock Funds”) at the 2023 annual meetings of shareholders of each of the BlackRock Funds (the “Annual Meetings” and each an “Annual Meeting” individually).

3.                  First Coast Results, Inc. (“First Coast”) was designated to serve as the inspector of elections by each of the BlackRock Funds for the respective Annual Meetings. John M. Perlowski was designated by each of the BlackRock Funds to serve as Chairperson of the Annual Meetings. The bylaws of each of the BlackRock Funds provides that a majority of the outstanding shares of the respective funds must be present at the annual meeting (“quorum”) for the Annual Meeting to be held.

4.                  The Annual Meetings for BIGZ and ECAT were originally scheduled to be convened on July 10, 2023 at 100 Bellevue Parkway in Wilmington, Delaware (the “Delaware Meeting Location”). The Annual Meeting for BFZ was originally scheduled to be convened the following day, July 11, 2023, also at the Delaware Meeting Location.

5.                  In the days immediately prior to July 10 and July 11, 2023, I and my InvestorCom colleagues were able to view the total vote tabulations for the BlackRock Funds through a service provided by Broadridge Financial Solutions to both Saba and the BlackRock Funds (the “Broadridge Service”). We determined that it was likely that a quorum would be achieved for the Annual Meeting for BFZ, but not for the Annual Meetings for BIGZ and ECAT.

6.                  On July 10, 2023, I arrived at the Delaware Meeting Location with a representative of Saba and a representative of Saba’s outside legal counsel, Schulte Roth & Zabel LLP (“Schulte”) to attend the BIGZ and ECAT Annual Meetings. I brought with me physical copies of the executed Saba proxy cards and ballots, representing all shares Saba held beneficial ownership over and all other shares it received by proxy from other shareholders, for each of the Annual Meetings (the “Saba Votes”).

7.                  Jason Graham represented First Coast at the Delaware Meeting Location on July 10, 2023. When I arrived at the Delaware Meeting Location, I spoke with Mr. Graham and made clear that I represented Saba and was in possession of the Saba Votes. I shared all of the Saba Votes with Mr. Graham for his review.

8.                  As I expected, Mr. Graham, after reviewing all of the Saba Votes and all other votes present, determined that a quorum was not present. In making this determination, Mr. Graham relied on and counted the Saba Votes. Mr. Graham informed Mr. Perlowski that no quorum was present. Because there was no quorum, no vote was taken and no business was transacted. Mr. Perlowski then adjourned the Annual Meetings of BIGZ and ECAT to July 25, 2023 to be held at 1 University Square in Princeton, New Jersey (the “New Jersey Meeting Location”), to allow time for additional solicitation to be conducted in the hopes of reaching a quorum.

           9.                  On July 11, 2023, I returned to the Delaware Meeting Location with a representative of Saba and a representative of Schulte to attend the BFZ Annual Meeting. Mr. Graham was again representing First Coast. I brought with me physical copies of the Saba Votes and shared all of the Saba Votes with Mr. Graham for his review. After reviewing the Saba Votes and all other votes present, Mr. Graham determined that a quorum had been achieved for BFZ’s Annual Meeting. He advised Mr. Perlowski of this, who called the BFZ Annual Meeting to order. The Annual Meeting for BFZ proceeded and all present votes were counted, including the Saba Votes.

10.              In the days immediately prior to July 25, 2023, the adjournment date for the BIGZ and ECAT Annual Meetings, I and my colleagues at InvestorCom again determined through the Broadridge Service that it was unlikely a quorum would be present for the BIGZ and ECAT Annual Meetings on July 25, 2023.

11.              Nevertheless, on July 25, 2023, Mr. Jaffe traveled to the New Jersey Meeting Location and brought physical copies of the Saba Votes with him. Mr. Jaffe was accompanied by a representative from Saba and a representative from Schulte. At the New Jersey Meeting Location, First Coast was represented by Hank Warnke. Mr. Jaffe spoke with Mr. Warnke upon his arrival at the New Jersey Meeting Location and made clear he represented Saba and had physical possession of the Saba Votes, exactly as I had done with Mr. Graham on July 10, 2023 and July 11, 2023. Mr. Jaffe shared all of the Saba Votes with Mr. Warnke for his review.

12.              As expected, Mr. Warnke, after separately reviewing all of the Saba Votes and all other votes present, determined that a quorum was not present for either of the BIGZ and ECAT Annual Meetings. In making this determination, Mr. Warnke relied on and counted the Saba Votes. Mr. Warnke informed Mr. Perlowski that no quorum was present. Once again, there was no quorum, no vote was taken and no business was transacted. Mr. Perlowski adjourned the BIGZ and ECAT Annual Meetings to August 7, 2023, to allow time for additional solicitation to be conducted in the hopes of reaching a quorum, again to be held at the New Jersey Meeting Location.

 13.              In the days immediately prior to August 7, 2023, I and my colleagues at InvestorCom again determined through the Broadridge Service that it was unlikely a quorum would be achieved for the BIGZ and ECAT Annual Meetings on August 7, 2023.

14.              Nevertheless Mr. Jaffe again travelled to the New Jersey Meeting Location on August 7, 2023 and he was again accompanied by a representative of Saba and a representative of Schulte. Mr. Jaffe again brought physical copies of the Saba Votes with him. Once again, Mr. Jaffe, the Saba representative, and the Schulte representative knew that it was unlikely the BIGZ and ECAT Annual Meetings would be convened, but made sure they and the hard copies of the Saba Votes were physically present in the event the BIGZ and ECAT Annual Meetings were actually convened.

15.              After arriving at the New Jersey Meeting Location on August 7, 2023, Mr. Jaffe spoke with Mr. Warnke, who was again representing First Coast, and made clear he represented Saba and had physical possession of the Saba Votes, exactly as I had done with Mr. Graham on July 10, 2023 and July 11, 2023. Mr. Jaffe shared all of the Saba Votes with Mr. Warnke for his review.

16.              As expected, Mr. Warnke, after separately reviewing all of the Saba Votes and all other votes present, determined that a quorum was not present for the BIGZ and ECAT Annual Meetings. In making this determination, Mr. Warnke relied on and counted the Saba Votes. Mr. Warnke informed Mr. Perlowski that a quorum was not present for the BIGZ and ECAT Annual Meetings. Once again, because there was no quorum, no vote was taken and no business was transacted.

17.              However, Mr. Perlowski did not adjourn the BIGZ and ECAT Annual Meetings to allow for additional solicitation time to reach a quorum. Instead, Mr. Perlowski declared a failed meeting for both of the BIGZ and ECAT Annual Meetings, as quorum was not reached, even accounting for the presence of the Saba Votes reviewed by Mr. Warnke.

18.              Any statement or suggestion that Saba and InvestorCom were the cause of any failed meeting is false. At the appointed location for each of the scheduled Annual Meeting dates for each of the BlackRock Funds, a representative of Saba, Schulte and InvestorCom, in possession of all of the Saba Votes, were physically present, and these votes were shared with the First Coast representative and were counted in determining whether there was quorum. The BIGZ and ECAT Annual Meetings were not held because a quorum was not reached after First Coast’s review of the Saba Votes and all other votes present. Indeed the BIGZ and ECAT Annual Meetings were never held thereafter because Mr. Perlowski made the decision to not adjourn the meetings to allow for further solicitation in the hopes of reaching quorum.

DocuSign Envelope ID: 105D899D-3D3B-4665-9A92-721BEF9C0CDC

I declare under penalty of perjury that the foregoing is true and correct.

Executed on May 16, 2024

JOHN GLENN GRAU

Sworn and subscribed to before me this 16th
day of MAY 2024

Notary Public

McKinley Stacker IV
Notary Public - State of New York
No. 01ST6437910
Qualified in Suffolk County
My Commission Expires Aug. 15, 2026

This electronic notarial act involved a remote online appearance involving the use of communication technology.

6

 Saba Capital Management, L.P. posted the below to https://www.heyblackrock.com/ (the “Website”).

HEY BLACKROCK

ABOUT SABA | WHAT'S HAPPENING | SABA'S NOMINEES | RESOURCES | HOW TO VOTE | CONTACT

RESOURCES

Broadcast Interviews

CNBC's Full Exclusive Interview with Saba Capital's Boaz Weinstein on BlackRock

MAY 14, 2024
CNBC

Saba Capital's Boaz Weinstein on BlackRock campaign

MAY 14, 2024
CNBC

Press Releases

Saba Launches Campaign to Improve the Boards of 10 Poorly Governed and Underperforming Closed-End Funds Managed by BlackRock

MARCH 6, 2024
BUSINESS WIRE

U.S. District Court for the Southern District of New York Rules That Certain Closed-End Funds, Including Funds Advised by BlackRock, Violated the Investment Company Act of 1940

DECEMBER 7, 2023
BUSINESS WIRE

Saba Capital Files Lawsuit Against 16 Closed-End Funds Over Control Share Provisions

JUNE 29, 2023
BUSINESS WIRE

 The Website contains a link to the following article.

Activist Boaz Weinstein says BlackRock funds are ‘crushing shareholder rights’

CNBC

By Rohan Goswami

May 17, 2024

•	Boaz Weinstein’s Saba Capital detailed its plan for change at 10 BlackRock closed-end funds that trade at a steep discount to net asset value and are underperforming their peers.
•	Saba is seeking to oust management at six of those funds.
•	The activist fund wants to offer investors the chance to sell out of the funds at the price their shares are worth, and to institute broader governance changes.

Boaz Weinstein, the hedge fund investor on the winning side of JPMorgan Chase’s $6.2 billion, “London Whale” trading loss in 2011, is now taking on index fund giant BlackRock.

On Friday, Weinstein’s Saba Capital detailed in a presentation seen by CNBC its plans to push for change at 10 closed-end BlackRock funds that trade at a significant discount to the value of their underlying assets compared to their peers. Saba says the underperformance is a direct result of BlackRock’s management.

The hedge fund wants board control at three BlackRock funds and a minority slate at seven others. It also seeks to oust BlackRock as the manager of six of those ten funds.

“In the last three years, nine of the ten funds that we’re even talking about have lost money for investors,” Weinstein said on CNBC’s “Squawk Box” earlier this week.

At the heart of Saba’s “Hey BlackRock” campaign is an argument around governance. Saba says in its presentation that BlackRock runs those closed-end funds the “exact opposite” way it expects companies to run themselves.

BlackRock “is talking out of both sides of its mouth” by doing this, Saba says. That’s cost retail investors $1.4 billion in discounts, by Saba’s math, on top of the management fees it charges.

BlackRock, Saba says in the deck, “considers itself a leader in governance, but is crushing shareholder rights.” At certain BlackRock funds, for example, if an investor doesn’t submit their vote in a shareholder meeting, their shares will automatically go to support BlackRock. Saba is suing to change that.

A BlackRock spokesperson called that assertion “very misleading” and said those funds “simply require that most shareholders vote affirmatively in favor.”

The index fund manager’s rebuttal, “Defend Your Fund,” describes Saba as an activist hedge fund seeking to “enrich itself.”

The problem and the solution

Closed-end funds have a finite number of shares. Investors who want to sell their positions have to find an interested buyer, which means they may not be able to sell at a price that reflects the value of a fund’s holdings.

In open-ended funds, by contrast, an investor can redeem its shares with the manager in exchange for cash. That’s how many index funds are structured, like those that track the S&P 500.

Saba says it has a solution. BlackRock should buy back shares from investors at the price they’re worth, not where they currently trade.

“Investors who want to come out come out, and those who want to stay will stay for a hundred years, if they want,” Weinstein told CNBC earlier this week.

Weinstein, who founded Saba in 2009, made a fortune two years later, when he noticed that a relatively obscure credit derivatives index was behaving abnormally. Saba began buying up the underlying derivatives that, unbeknownst to him, were being sold by JPMorgan’s Bruno Iksil. For a time, Saba took tremendous losses on the position, until Iksil’s bet turned sour on him, costing JPMorgan billions and netting Saba huge profits.

Saba said in its investor deck that the changes at BlackRock could take the form of a tender offer or a restructuring. The presentation noted that BlackRock previously cast its shares in support of a tender at another closed-end fund where an activist was pushing for similar change.

At the worst-performing funds relative to their peer group, Saba is seeking shareholder approval to fire the manager. In total, BlackRock wants new management at six funds, including the BlackRock California Municipal Income Trust (BFZ), the BlackRock Innovation and Growth Term Trust (BIGZ) and the BlackRock Health Sciences Term Trust (BMEZ).

“BlackRock is failing as a manager by delivering subpar performance compared to relevant benchmarks and worst-in-class corporate governance,” the deck says.

If Saba were to win shareholder approval to fire BlackRock as manager at the six funds, the newly constituted boards would then run a review process over at least six months. Saba says that in addition to offering liquidity to investors, its board nominees would push for reduced fees and for other unspecified governance fixes.

A BlackRock spokesperson told CNBC that the firm has historically taken steps to improve returns at closed-end funds when necessary.

“BlackRock’s closed-end funds welcome constructive engagement with thoughtful shareholders who act in good faith with the shared goal of enhancing long-term value for all,” the spokesperson said.

Weinstein said Saba has run similar campaigns at roughly 60 closed-end funds in the past decade but has only taken over a fund’s management twice. The hedge fund sued BlackRock last year to remove that so-called “vote-stripping provision” at certain funds and filed another lawsuit earlier this year.

BlackRock has pitched shareholders via mailings and advertisements. “Your dependable, income-paying investment,” BlackRock has told investors, is under threat from Saba.

Saba plans to host a webinar for shareholders on Monday but says BlackRock has refused to provide the shareholder list for several of the funds. The BlackRock spokesperson said that it has “always acted in accordance with all applicable laws” when providing shareholder information, and that it “never blocked Saba’s access to shareholders.”

“What we want is for shareholders, which we are the largest of but not in any way the majority, to make that $1.4 billion, which can be done at the press of a button,” Weinstein told CNBC earlier this week.

Boaz R. Weinstein posted the below message to his X account.